SUPPLEMENT DATED JANUARY 17, 2012
TO
PROSPECTUS DATED MAY 1, 2011

WEALTHQUEST™ III GROUP UNALLOCATED VARIABLE ANNUITY
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your Prospectus dated May 1, 2011. Please read it carefully and keep it with your Prospectus for future reference.

Reorganization – Invesco Funds

The Boards of Trustees of the Invesco Funds have unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which all of the assets and liabilities of the Target Fund are to be exchanged for shares of the Acquiring Fund:

TARGET FUND	ACQUIRING FUND

Invesco V.I. Capital Development Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund

The Agreement requires approval by the Target Fund shareholders.  The Shareholders’ Meeting is scheduled to be held on or about April 2, 2012, to consider such action.   If the Shareholders approve the Agreement, on or about May 1, 2012, the  Invesco V.I. Capital Development Fund will transfer all of its assets and liabilities in exchange for shares of the Invesco Van Kampen V.I. Mid Cap Growth Fund.

If the shareholders approve the Agreement: (a) the last day that the Subaccount that invests in the Invesco V.I. Capital Development Fund will accept purchases, surrenders or any other transactions is on or about April 27, 2012; (b) on or about May 1, 2012, any value in the Subaccount that previously invested in the Invesco V.I. Capital Development Fund will be transferred to a new Subaccount that invests in the Invesco Van Kampen V.I. Mid Cap Growth Fund; (c) the Subaccount investing in the Invesco V.I. Capital Development Fund will be deleted from any instructions you have given us regarding your new purchase payment allocation, dollar cost averaging program, rebalancing program, and requests for withdrawals; and unless we receive different instructions from you, we will reassign the allocation percentages for the Invesco V.I. Capital Development Fund to a new Subaccount investing in the Invesco Van Kampen V.I. Mid Cap Growth Fund on or about May 1, 2012; and (d) on or about May 1, 2012, the Subaccount that previously invested in the Invesco V.I. Capital Development Fund will be closed and no longer exist.  The new Subaccount investing in the Invesco Van Kampen V.I. Mid Cap Growth Fund will not accept any other types of transactions until May 1, 2012.

Fund Name Change – Federated Capital Income Fund II

Effective December 2, 2011, the underlying Portfolio named “Federated Capital Income Fund II” changed to “Federated Managed Volatility Fund II pursuant to action taken by the Board of Trustees of the Federated Insurance Series.

All references in the Prospectus to the subaccount investing in the respective Portfolio are changed accordingly.

If you want to provide different instructions, please submit your written instructions to American National Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269, or if you have a telephone authorization on file, call us at 1-800-306-2959.